Exhibit 99.1

Vertex Announces Third Quarter 2022 Financial Results

KING OF PRUSSIA, PA – November 9, 2022: Vertex, Inc. (NASDAQ: VERX) (“Vertex” or the “Company”), a leading global provider of indirect tax solutions, today announced financial results for its third quarter ended September 30, 2022.

“In the third quarter, Vertex once again delivered healthy double-digit revenue growth and solid operating results.” said David DeStefano, Chief Executive Officer. “These results reflect the strength of our business, the talent of our team, and the diversity of our world-class customer base.

Third Quarter 2022 Financial Results

●	Total revenues of $126.2 million, up 14.0% year-over-year.
●	Software subscription revenues of $106.4 million, up 15.3% year-over-year.
●	Cloud revenues of $43.8 million, up 31.3% year-over-year.
●	Annual Recurring Revenue (“ARR”) of $411.5 million in the third quarter, up 16.6% year-over-year.
●	Average Annual Revenue per direct customer (“AARPC”) was $97,300 at September 30, 2022, compared to $82,900 at September 30, 2021 and $93,850 at June 30, 2022.
●	Net Revenue Retention (“NRR”) was 109% in the third quarter of 2022, an increase from 106% for the quarter ended September 30, 2021 and down slightly from 110% for the second quarter of 2022.
●	Gross Revenue Retention (“GRR”) was 96% in the third quarter of 2022, an increase from 95% for the quarter ended September 30, 2021 and consistent with the second quarter of 2022.
●	Loss from operations of $(0.9) million, compared to a net loss of $(3.6) million for the same period prior year. Non-GAAP operating income of $17.8 million, compared to $18.3 million for the same period prior year.
●	Net loss of $(1.1) million, compared to net loss of $(3.9) million for the same period prior year.
●	Net loss per basic and diluted Class A and Class B shares of $(0.01) for 2022 compared to net loss of $(0.03) for the same period prior year.
●	Non-GAAP net income of $13.0 million and Non-GAAP diluted EPS of $0.08.

Adjusted EBITDA of $20.7 million, compared to $21.4 million for the same period prior year. Adjusted EBITDA margin of 16.4%, compared to 19.3% for the same period prior year.

John Schwab, Chief Financial Officer, stated, “The strong third quarter financial results exceeded our third quarter guidance for both revenue and Adjusted EBITDA. We are seeing continued positive momentum throughout the business which is translating to durable topline growth while we continue to invest in future growth opportunities.”

Definitions of certain key business metrics and the non-GAAP financial measures used in this press release and reconciliations of such measures to the most directly comparable GAAP financial measures are included below under the headings “Definitions of Certain Key Business Metrics” and “Use and Reconciliation of Non-GAAP Financial Measures.”

Financial Outlook

For the fourth quarter of 2022, the Company currently expects:

●	Revenues of $124 million to $127 million, representing growth of 11% to 14% from the fourth quarter of 2021; and

●	Adjusted EBITDA of $15.4 million to $19.4 million, representing a decrease of $3.9 million from the fourth quarter of 2021 at the low end of the range.

For the full-year 2022, the Company currently expects:

●	Revenues of $484.5 million to $487.5 million, representing growth of 14% to 15% from the full-year 2021;
●	Cloud revenue growth of 33% from the full-year 2021; and
●	Adjusted EBITDA of $73 million to $77 million. At the low end of the range, this represents a decrease of $5 million from the full-year 2021, reflecting ongoing investments in research and development and selling and marketing expenses to drive growth, as well as investments in internal infrastructure to drive future operating leverage.

The Company is unable to reconcile forward-looking Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact net income (loss) for these periods but would not impact Adjusted EBITDA. Such items may include stock-based compensation expense, depreciation and amortization of capitalized software costs and acquired intangible assets, severance, acquisition contingent consideration, transaction costs, and other items. The unavailable information could have a significant impact on the Company’s net income (loss). The foregoing forward-looking statements reflect the Company’s expectations as of today's date. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. The Company does not intend to update its financial outlook until its next quarterly results announcement.

Important disclosures in this earnings release about and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below under “Use and Reconciliation of Non-GAAP Financial Measures.”

Conference Call and Webcast Information

Vertex will host a conference call at 8:30 a.m. Eastern Time today, November 9, 2022, to discuss its third quarter 2022 financial results.

Those wishing to participate via webcast should access the call through the Company’s Investor Relations website at https://ir.vertexinc.com. Those wishing to participate via telephone may dial in at 1-844-825-9789 (USA) or 1-412-317-5180 (International). The conference call replay will be available via webcast through the Company’s Investor Relations website.

The telephone replay will be available from 11:30 a.m. Eastern Time on November 9, 2022, through November 23, 2022, by dialing 1-844-512-2921 (USA) or 1-412-317-6671 (International). The replay passcode will be 1017683.

About Vertex

Vertex, Inc. is a leading global provider of indirect tax solutions. The Company’s mission is to deliver the most trusted tax technology enabling global businesses to transact, comply and grow with confidence. Vertex provides solutions that can be tailored to specific industries for major lines of indirect tax, including sales and consumer use, value added and payroll. Headquartered in North America, and with offices in South America and Europe, Vertex employs over 1,300 professionals and serves companies across the globe.

For more information, visit www.vertexinc.com or follow on Twitter and LinkedIn.

Forward Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Forward-looking statements are based on Vertex management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: potential effects on our business of the COVID-19 pandemic; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to identify acquisition targets and to successfully integrate and operate acquired businesses; our ability to maintain and expand our strategic relationships with third parties; and the other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities Exchange Commission (“SEC”), as may be subsequently updated by our other SEC filings. Copies of such filings may be obtained from the Company or the SEC.

All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Definitions of Certain Key Business Metrics

Annual Recurring Revenue (“ARR”)

We derive the vast majority of our revenues from recurring software subscriptions. We believe ARR provides us with visibility to our projected software subscription revenues in order to evaluate the health of our business. Because we recognize subscription revenues ratably, we believe investors can use ARR to measure our expansion of existing customer revenues, new customer activity, and as an indicator of future software subscription revenues. ARR is based on monthly recurring revenues (“MRR”) from software subscriptions for the most recent month at period end, multiplied by twelve. MRR is calculated by dividing the software subscription price, inclusive of discounts, by the number of subscription covered months. MRR only includes direct customers with MRR at the end of the last month of the measurement period. AARPC represents average annual revenue per direct customer and is calculated by dividing ARR by the number of software subscription direct customers at the end of the respective period.

Net Revenue Retention Rate (“NRR”)

We believe that our NRR provides insight into our ability to retain and grow revenues from our direct customers, as well as their potential long-term value to us. We also believe it demonstrates to investors our ability to expand existing customer revenues, which is one of our key growth strategies. Our NRR refers to the ARR expansion during the 12 months of a reporting period for all direct customers who were part of our customer base at the beginning of the reporting period. Our NRR calculation takes into account any revenues lost from departing direct customers or those who have downgraded or reduced usage, as well as any revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes.

Gross Revenue Retention Rate (“GRR”)

We believe our GRR provides insight into and demonstrates to investors our ability to retain revenues from our existing direct customers. Our GRR refers to how much of our MRR we retain each month after reduction for the effects of revenues lost from departing direct customers or those who have downgraded or reduced usage. GRR does not take into account revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes. GRR does not include revenue reductions resulting from cancellations of customer subscriptions that are replaced by new subscriptions associated with customer migrations to a newer version of the related software solution.

Customer Count

The following table shows Vertex direct customers, as well as indirect small business customers sold and serviced through the company’s one-to-many channel strategy:

Customers	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Direct	4,258	4,272	4,242	4,242	4,230
Indirect	167	206	239	266	268
Total	4,425	4,478	4,481	4,508	4,498

Use and Reconciliation of Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and key business metrics described above, we have calculated non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow margin, which are each non-GAAP financial measures. We have provided tabular reconciliations of each of these non-GAAP financial measures to its most directly comparable GAAP financial measure.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. Our non-GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies. Our definitions of these non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP, and should be read in conjunction with the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 to be filed with the SEC.

We calculate these non-GAAP financial measures as follows:

●	Non-GAAP cost of revenues, software subscriptions is determined by adding back to GAAP cost of revenues, software subscriptions, the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP cost of revenues, services is determined by adding back to GAAP cost of revenues, services, the stock-based compensation expense included in cost of revenues, services for the respective periods.
●	Non-GAAP gross profit is determined by adding back to GAAP gross profit the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP gross margin is determined by dividing non-GAAP gross profit by total revenues for the respective periods.
●	Non-GAAP research and development expense is determined by adding back to GAAP research and development expense the stock-based compensation expense included in research and development expense for the respective periods.

●	Non-GAAP selling and marketing expense is determined by adding back to GAAP selling and marketing expense the stock-based compensation expense and the amortization of acquired intangible assets included in selling and marketing expense for the respective periods.
●	Non-GAAP general and administrative expense is determined by adding back to GAAP general and administrative expense the stock-based compensation expense and severance expense included in general and administrative expense for the respective periods.
●	Non-GAAP operating income is determined by adding back to GAAP income or loss from operations the stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, severance expense, acquisition contingent consideration, and transaction costs included in GAAP income or loss from operations for the respective periods.
●	Non-GAAP net income is determined by adding back to GAAP net income or loss the income tax benefit or expense, stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, severance expense, acquisition contingent consideration and transaction costs included in GAAP net income or loss for the respective periods to determine non-GAAP income or loss before income taxes. Non-GAAP income or loss before income taxes is then adjusted for income taxes calculated using the respective statutory tax rates for applicable jurisdictions, which for purposes of this determination were assumed to be 25.5%.
●	Non-GAAP net income per diluted share of Class A and Class B common stock (“Non-GAAP diluted EPS”) is determined by dividing non-GAAP net income by the weighted average shares outstanding of all classes of common stock, inclusive of the impact of dilutive common stock equivalents to purchase such common stock, including stock options, restricted stock awards, restricted stock units and employee stock purchase plan shares.
●	Adjusted EBITDA is determined by adding back to GAAP net income or loss the net interest income or expense, income taxes, depreciation and amortization of property and equipment, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, asset impairments, stock-based compensation expense, severance expense, acquisition contingent consideration and transaction costs included in GAAP net income or loss for the respective periods.
●	Adjusted EBITDA margin is determined by dividing Adjusted EBITDA by total revenues for the respective periods.
●	Free cash flow is determined by adjusting net cash provided by (used in) operating activities by purchases of property and equipment and capitalized software additions for the respective periods.
●	Free cash flow margin is determined by dividing free cash flow by total revenues for the respective periods.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

Vertex, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	As of September 30,	As of December 31,
(In thousands, except per share data)	2022	2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$72,370	$73,333
Funds held for customers	23,840	24,873
Accounts receivable, net of allowance of $9,620 and $9,151, respectively	94,529	76,929
Prepaid expenses and other current assets	22,494	20,536
Investment securities available-for-sale, current (amortized cost of $6,163 at September 30, 2022)	6,127	—
Total current assets	219,360	195,671
Property and equipment, net of accumulated depreciation	109,123	98,390
Capitalized software, net of accumulated amortization	38,561	33,442
Goodwill and other intangible assets	245,284	272,702
Deferred commissions	13,757	12,555
Deferred income tax asset	30,716	35,298
Operating lease right-of-use assets	18,089	20,249
Other assets	2,422	1,900
Total assets	$677,312	$670,207

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$1,875	$—
Accounts payable	13,052	13,000
Accrued expenses	28,908	22,966
Tax sharing agreement distributions payable	—	536
Customer funds obligations	20,858	23,461
Accrued salaries and benefits	14,937	16,671
Accrued variable compensation	19,585	26,462
Deferred compensation, current	2,067	4,202
Deferred revenue, current	242,637	237,344
Current portion of operating lease liabilities	4,278	3,933
Current portion of finance lease liabilities	967	284
Deferred purchase consideration, current	19,724	19,805
Purchase commitment and contingent consideration liabilities, current	5,082	468
Total current liabilities	373,970	369,132
Deferred compensation, net of current portion	—	1,963
Deferred revenue, net of current portion	11,098	11,666
Debt, net of current portion	47,324	—
Operating lease liabilities, net of current portion	21,431	24,320
Finance lease liabilities, net of current portion	24	68
Deferred purchase consideration, net of current portion	—	19,419
Purchase commitment and contingent consideration liabilities, net of current portion	8,009	10,829
Deferred other liabilities	1,416	2,726
Total liabilities	463,272	440,123

Stockholders' equity:
Preferred shares, $0.001 par value, 30,000 shares authorized; no shares issued and outstanding	—	—
Class A voting common stock, $0.001 par value, 300,000 shares authorized; 48,673 and 42,286 shares issued and outstanding, respectively	49	42
Class B voting common stock, $0.001 par value, 150,000 shares authorized; 101,307 and 106,807 shares issued and outstanding, respectively	101	107
Additional paid in capital	238,093	222,621
Retained earnings	17,816	24,811
Accumulated other comprehensive loss	(42,019)	(17,497)
Total stockholders' equity	214,040	230,084
Total liabilities and stockholders' equity	$677,312	$670,207

Vertex, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Loss

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
(In thousands, except per share data)	2022	2021	2022	2021
Revenues:
Software subscriptions	$106,368	$92,276	$304,587	$265,160
Services	19,870	18,442	55,911	48,732
Total revenues	126,238	110,718	360,498	313,892
Cost of revenues:
Software subscriptions	36,638	32,000	105,760	84,419
Services	14,020	11,938	37,893	33,831
Total cost of revenues	50,658	43,938	143,653	118,250
Gross profit	75,580	66,780	216,845	195,642
Operating expenses:
Research and development	10,351	9,879	30,294	33,264
Selling and marketing	30,252	25,658	89,683	70,673
General and administrative	31,679	31,237	90,520	80,954
Depreciation and amortization	2,936	3,082	9,120	8,787
Other operating expense, net	1,233	538	1,927	4,892
Total operating expenses	76,451	70,394	221,544	198,570
Loss from operations	(871)	(3,614)	(4,699)	(2,928)
Interest expense, net	361	521	1,079	671
Loss before income taxes	(1,232)	(4,135)	(5,778)	(3,599)
Income tax expense (benefit)	(91)	(187)	1,217	(2,747)
Net loss	(1,141)	(3,948)	(6,995)	(852)
Other comprehensive loss:
Foreign currency translation adjustments and revaluations, net of tax	10,670	5,704	24,496	10,040
Unrealized loss on investments, net of tax	28	—	26	—
Other comprehensive loss, net of tax	10,698	5,704	24,522	10,040
Total comprehensive loss	$(11,839)	$(9,652)	$(31,517)	$(10,892)

Net loss attributable to Class A stockholders, basic	$(369)	$(1,070)	$(2,092)	$(195)
Net loss per Class A share, basic	$(0.01)	$(0.03)	$(0.05)	$(0.01)
Weighted average Class A common stock, basic	48,488	40,141	44,708	33,775
Net loss attributable to Class A stockholders, diluted	$(369)	$(1,070)	$(2,092)	$(195)
Net loss per Class A share, diluted	$(0.01)	$(0.03)	$(0.05)	$(0.01)
Weighted average Class A common stock, diluted	48,488	40,141	44,708	33,775

Net loss attributable to Class B stockholders, basic	$(772)	$(2,878)	$(4,903)	$(657)
Net loss per Class B share, basic	$(0.01)	$(0.03)	$(0.05)	$(0.01)
Weighted average Class B common stock, basic	101,307	108,017	104,772	113,646
Net loss attributable to Class B stockholders, diluted	$(772)	$(2,878)	$(4,903)	$(657)
Net loss per Class B share, diluted	$(0.01)	$(0.03)	$(0.05)	$(0.01)
Weighted average Class B common stock, diluted	101,307	108,017	104,772	113,646

Vertex, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended
	September 30,
(In thousands)	2022	2021
Cash flows from operating activities:
Net loss	$(6,995)	$(852)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	45,328	31,902
Provision for subscription cancellations and non-renewals, net of deferred allowance	29	423
Amortization of deferred financing costs	181	159
Change in fair value of contingent consideration liability	2,000	—
Write-off of deferred financing costs	370	—
Stock-based compensation expense	14,383	20,250
Deferred income tax benefit	(20)	(3,075)
Non-cash operating lease costs	2,448	2,867
Other	709	280
Changes in operating assets and liabilities:
Accounts receivable	(17,578)	12,120
Prepaid expenses and other current assets	(2,465)	(3,669)
Deferred commissions	(1,202)	(840)
Accounts payable	106	1,529
Accrued expenses	6,113	(2,445)
Accrued and deferred compensation	(12,445)	(679)
Deferred revenue	5,250	(1,971)
Operating lease liabilities	(2,837)	(3,685)
Other	(349)	354
Net cash provided by operating activities	33,026	52,668
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(474)	(251,412)
Property and equipment additions	(42,973)	(23,899)
Capitalized software additions	(10,288)	(7,902)
Purchase of investment securities, available-for-sale	(6,127)	—
Net cash used in investing activities	(59,862)	(283,213)
Cash flows from financing activities:
Net increase (decrease) in customer funds obligations	(2,603)	18,744
Proceeds from term loan	50,000	—
Payments for deferred financing costs	(983)	—
Payments for taxes related to net share settlement of stock-based awards	(1,012)	(12,712)
Proceeds from exercise of stock options	1,288	1,212
Distributions under Tax Sharing Agreement	(536)	(2,700)
Payments of finance lease liabilities	(96)	(685)
Payments for deferred purchase commitments	(20,000)	—
Net cash provided by (used in) financing activities	25,977	(5,953)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,137)	(434)
Net decrease in cash, cash equivalents and restricted cash	(1,996)	(236,932)
Cash, cash equivalents and restricted cash, beginning of period	98,206	312,273
Cash, cash equivalents and restricted cash, end of period	$96,210	$75,341
Reconciliation of cash, cash equivalents and restricted cash to the Condensed Consolidated Balance Sheets, end of period:
Cash and cash equivalents	$72,370	$47,481
Restricted cash—funds held for customers	23,840	27,860
Total cash, cash equivalents and restricted cash, end of period	$96,210	$75,341

Summary of Non-GAAP Financial Measures

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2022	2021	2022	2021
Non-GAAP cost of revenues, software subscriptions	$24,959	$20,595	$71,073	$60,060
Non-GAAP cost of revenues, services	$13,646	$11,178	$36,838	$31,855
Non-GAAP gross profit	$87,633	$78,945	$252,587	$221,977
Non-GAAP gross margin	69.4%	71.3%	70.1%	70.7%
Non-GAAP research and development expense	$9,770	$9,003	$29,101	$31,256
Non-GAAP selling and marketing expense	$27,876	$23,126	$82,066	$65,251
Non-GAAP general and administrative expense	$29,335	$24,944	$83,859	$66,545
Non-GAAP operating income	$17,784	$18,273	$48,522	$49,939
Non-GAAP net income	$12,980	$13,225	$35,345	$36,705
Non-GAAP diluted EPS	$0.08	$0.08	$0.22	$0.23
Adjusted EBITDA	$20,720	$21,355	$57,642	$58,726
Adjusted EBITDA margin	16.4%	19.3%	16.0%	18.7%
Free cash flow	$(1,058)	$15,415	$(20,235)	$20,867
Free cash flow margin	(0.8)%	13.9%	(5.6)%	6.6%

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
Non-GAAP Cost of Revenues, Software Subscriptions:
Cost of revenues, software subscriptions	$36,638	$32,000	$105,760	$84,419
Stock-based compensation expense	(577)	(656)	(1,502)	(1,788)
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	(11,102)	(10,749)	(33,185)	(22,571)
Non-GAAP cost of revenues, software subscriptions	$24,959	$20,595	$71,073	$60,060

Non-GAAP Cost of Revenues, Services:
Cost of revenues, services	$14,020	$11,938	$37,893	$33,831
Stock-based compensation expense	(374)	(760)	(1,055)	(1,976)
Non-GAAP cost of revenues, services	$13,646	$11,178	$36,838	$31,855

Non-GAAP Gross Profit:
Gross profit	$75,580	$66,780	$216,845	$195,642
Stock-based compensation expense	951	1,416	2,557	3,764
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	11,102	10,749	33,185	22,571
Non-GAAP gross profit	$87,633	$78,945	$252,587	$221,977

Non-GAAP Gross Margin:
Total Revenues	$126,238	$110,718	$360,498	$313,892
Non-GAAP gross margin	69.4%	71.3%	70.1%	70.7%

Non-GAAP Research and Development Expense:
Research and development expense	$10,351	$9,879	$30,294	$33,264
Stock-based compensation expense	(581)	(876)	(1,193)	(2,008)
Non-GAAP research and development expense	$9,770	$9,003	$29,101	$31,256

Non-GAAP Selling and Marketing Expense:
Selling and marketing expense	$30,252	$25,658	$89,683	$70,673
Stock-based compensation expense	(1,621)	(2,157)	(4,594)	(4,877)
Amortization of acquired intangible assets – selling and marketing expense	(755)	(375)	(3,023)	(545)
Non-GAAP selling and marketing expense	$27,876	$23,126	$82,066	$65,251

Non-GAAP General and Administrative Expense:
General and administrative expense	$31,679	$31,237	$90,520	$80,954
Stock-based compensation expense	(2,103)	(2,973)	(6,039)	(9,601)
Severance expense	(241)	(3,320)	(622)	(4,808)
Non-GAAP general and administrative expense	$29,335	$24,944	$83,859	$66,545

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three months ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2022	2021	2022	2021
Non-GAAP Operating Income:
Loss from operations	$(871)	$(3,614)	$(4,699)	$(2,928)
Stock-based compensation expense	5,256	7,422	14,383	20,250
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	11,102	10,749	33,185	22,571
Amortization of acquired intangible assets – selling and marketing expense	755	375	3,023	545
Severance expense	241	3,320	622	4,808
Acquisition contingent consideration	1,300	—	2,000	—
Transaction costs	1	21	8	4,693
Non-GAAP operating income	$17,784	$18,273	$48,522	$49,939

Non-GAAP Net Income:
Net loss	$(1,141)	$(3,948)	$(6,995)	$(852)
Income tax (benefit) expense	(91)	(187)	1,217	(2,747)
Stock-based compensation expense	5,256	7,422	14,383	20,250
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	11,102	10,749	33,185	22,571
Amortization of acquired intangible assets – selling and marketing expense	755	375	3,023	545
Severance expense	241	3,320	622	4,808
Acquisition contingent consideration	1,300	—	2,000	—
Transaction costs	1	21	8	4,693
Non-GAAP income before income taxes	17,423	17,752	47,443	49,268
Income tax adjustment at statutory rate	(4,443)	(4,527)	(12,098)	(12,563)
Non-GAAP net income	$12,980	$13,225	$35,345	$36,705

Non-GAAP Diluted EPS:
Non-GAAP net income	$12,980	$13,225	$35,345	$36,705
Weighted average Class A and B common stock, diluted	159,043	157,402	158,654	157,679
Non-GAAP diluted EPS	$0.08	$0.08	$0.22	$0.23

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three months ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
Adjusted EBITDA:
Net loss	$(1,141)	$(3,948)	$(6,995)	$(852)
Interest expense (income), net	361	521	1,079	671
Income tax expense (benefit)	(91)	(187)	1,217	(2,747)
Depreciation and amortization - property and equipment	2,936	3,082	9,120	8,787
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	11,102	10,749	33,185	22,571
Amortization of acquired intangible assets - selling and marketing expense	755	375	3,023	545
Stock-based compensation expense	5,256	7,422	14,383	20,250
Severance expense	241	3,320	622	4,808
Acquisition contingent consideration	1,300	—	2,000	—
Transaction costs	1	21	8	4,693
Adjusted EBITDA	$20,720	$21,355	$57,642	$58,726

Adjusted EBITDA Margin:
Total revenues	$126,238	$110,718	$360,498	$313,892
Adjusted EBITDA margin	16.4%	19.3%	16.0%	18.7%

	Three months ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
Free Cash Flow:
Cash provided by operating activities	$18,450	$26,203	$33,026	$52,668
Property and equipment additions	(15,146)	(8,011)	(42,973)	(23,899)
Capitalized software additions	(4,362)	(2,777)	(10,288)	(7,902)
Free cash flow	$(1,058)	$15,415	$(20,235)	$20,867

Free Cash Flow Margin:
Total revenues	$126,238	$110,718	$360,498	$313,892
Free cash flow margin	(0.8)%	13.9%	(5.6)%	6.6%

Investor Relations Contact:
Joe Crivelli

Vertex, Inc.

ir@vertexinc.com

Media Contact:

Rachel Litcofsky

Vertex, Inc.

mediainquiries@vertexinc.com